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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  August 27, 1997

                       EVANS WITHYCOMBE RESIDENTIAL, INC.
             (Exact Name of Registrant as Specified in its Charter)

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
           MARYLAND                               1-13256                          86-0766008
(STATE OR OTHER JURISDICTION OF          (COMMISSION FILE NUMBER)        (IRS EMPLOYER IDENTIFICATION
       INCORPORATION)                                                                 NO.)
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6991 EAST CAMELBACK ROAD, SUITE A-200                85251
         SCOTTSDALE, ARIZONA                       (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (602) 840-1040

                                      NONE

         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Item 5.  Other Events.

     On August 27, 1997, Evans Withycombe Residential, Inc., a Maryland corporation ("EWR"), and Equity Residential Properties Trust, a Maryland real estate investment trust ("EQR"), entered into an Agreement and Plan of Merger, dated as of August 27, 1997, pursuant to which EWR will merge with and into EQR (the "Merger"). Pursuant to the Merger, shares of common stock, $.01 par value per share, of EWR which are issued and outstanding immediately prior to the Merger will be converted into 0.50 of a common share of beneficial interest of EQR. Consummation of the Merger is subject to the approval of the shareholders of EWR and EQR and to specified closing conditions.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     The following exhibit is filed with this report on Form 8-K:


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
Exhibit No.                          Description
-----------                          -----------
     10 Agreement and Plan of Merger, dated as of August 27, 1997, between Equity Residential Properties Trust and Evans Withycombe Residential, Inc.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             EVANS WITHYCOMBE RESIDENTIAL, INC.



Date:  August 29, 1997       By: /s/ Paul R. Fannin
                                 ______________________________________________
                                 Paul R. Fannin
                                 Senior Vice President and Chief
                                 Financial Officer, Treasurer and Secretary
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                                 EXHIBIT INDEX
                                 -------------


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
Exhibit No.                          Description
-----------                          -----------
    10 Agreement and Plan of Merger, dated as of August 27, 1997, between Equity Residential Properties Trust and Evans Withycombe Residential, Inc.
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